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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   ___________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):               OCTOBER 18, 1995
                                                       -------------------------


                       ESTERLINE TECHNOLOGIES CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



Delaware                         1-6357                      13-2595091
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(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)



10800 NE 8th Street, Bellevue, Washington                            98004
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(Address of Principal Executive Offices)                              (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:               (206) 453-9400
                                                   -----------------------------


NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS

The Registrant's press release dated October 18, 1995 is attached as Exhibit 99 to this Report.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit                                                               Sequential
Number         Description                                            Page No.
-------        -----------                                            ----------

   99          Press release issued by the Registrant on                4-5
               October 18, 1995



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ESTERLINE TECHNOLOGIES CORPORATION
                                                  Registrant






Date:     October 18, 1995              By:   /s/ Robert W. Stevenson
                                            ------------------------------------
                                                     Robert W. Stevenson
                                              Executive Vice President and Chief
                                            Financial Officer, Secretary and
                                            Treasurer



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